Related Parties (Tables)	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Summary of Compensation of Key Management Personnel

Acordingly, the summary of compensation of key management personnel is as follows.

For the years ended December 31,	2017	2016
Short-term employee benefits	$44	$33
Post-employment benefits	3	3
Share-based payments	43	44
Termination benefits	6	4
Other long-term benefits	2	3
Total	$98	$87